SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January: 18, 2000
                                                  ------------------------------


                             CIT Marine Trust 1999-A
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              Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

            000-25495                       22-3636314
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   (Commission File Number)            (IRS Employer Identification No.)


                     c/o The CIT Group/Sales Financing, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
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              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (973) 740-5000
                                                     --------------


                                       N/A
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          (Former name or former address, if changed since last report)

Item 5. Other Events.
        ------------

      On January 18, 2000, Bankers Trust (Delaware), as Owner Trustee, and Harris Trust and Savings Bank, as Indenture Trustee, made the monthly distribution to the holders of CIT Marine Trust 1999-A, Class A-1 5.45% Asset Backed Notes,Class A-2 5.80% Asset Backed Notes, Class A-3 5.85% Asset Backed Notes,Class A-4 6.25% Asset Backed Notes and 6.20% Asset Backed Certificates.



Item 7. Financial Statements and Exhibits.
        ---------------------------------

            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

     Exhibit No.           Description                               Page
     ----------            -----------                               ----

     20.1                  Monthly Report delivered by               4
                           the Trustees to Securityholders
                           in connection with distributions
                           on January 18, 2000


SIGNATURES
----------


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  THE CIT GROUP/SALES FINANCING,
                                                  INC., as servicer


                                                  By: /s/ Frank Garcia
                                                      ----------------------
                                                      Name:   Frank Garcia
                                                      Title:  Vice President

Dated: January 28, 2000

                                INDEX TO EXHIBITS

Exhibit No.                     Description
----------                      -----------
20.1                            Monthly  Reports  with  respect to the
                                January 18, 2000 distribution.